EXHIBIT 10.48

INITIAL GRANT

ADVANCED FIBRE COMMUNICATIONS, INC.
NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR AUTOMATIC STOCK OPTION

     Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Advanced Fibre Communications, Inc. (the “Corporation”):

     OPTIONEE:

     GRANT DATE:

     EXERCISE PRICE: $                                                                                  per share

     NUMBER OF OPTION SHARES: 20,000 shares

     EXPIRATION DATE:

     TYPE OF OPTION: Non-Statutory Stock Option

     DATE EXERCISABLE: Immediately Exercisable

VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to, the Option Shares as follows: (i) one third of the Option Shares upon the Optionee’s completion of one year of service as a member of the Corporation’s Board of Directors (the “Board”) period measured from the Grant Date and (ii) the balance of the Option Shares in a series of twenty-four (24) successive equal monthly installments upon the Optionee’s completion of each additional month of Board service over the twenty-four (24)-month period measured from the first anniversary of the Grant Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Board service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Advanced Fibre Communications, Inc. 1996 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

     REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE’S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION’S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

     NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation’s stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

     DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED:                                        , 199

ADVANCED FIBRE COMMUNICATIONS, INC.

By:

Title:

OPTIONEE

Address:

ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

2.

EXHIBIT A

AUTOMATIC STOCK OPTION AGREEMENT

EXHIBIT B

PLAN SUMMARY AND PROSPECTUS

ANNUAL GRANT

ADVANCED FIBRE COMMUNICATIONS, INC.
NOTICE OF GRANT OF NON-EMPLOYEE DIRECTOR
AUTOMATIC STOCK OPTION

     Notice is hereby given of the following option grant (the “Option”) to purchase shares of the Common Stock of Advanced Fibre Communications, Inc. (the “Corporation”):

     OPTIONEE:

     GRANT DATE:

     EXERCISE PRICE: $                                                                                  per share

     NUMBER OF OPTION SHARES: 6,000 shares

     EXPIRATION DATE:

     TYPE OF OPTION: Non-Statutory Stock Option

     DATE EXERCISABLE: Immediately Exercisable

VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation’s repurchase right shall accordingly lapse with respect to, the Option Shares as follows: (i) one third of the Option Shares upon the Optionee’s completion of one year of service as a member of the Corporation’s Board of Directors (the “Board”) period measured from the Grant Date and (ii) the balance of the Option Shares in a series of twenty-four (24) successive equal monthly installments upon the Optionee’s completion of each additional month of Board service over the twenty-four (24)-month period measured from the first anniversary of the Grant Date. In no event shall any additional Option Shares vest after Optionee’s cessation of Board service.

     Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the automatic option grant program under the Advanced Fibre Communications, Inc. 1996 Stock Incentive Plan (the “Plan”). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Automatic Stock Option Agreement attached hereto as Exhibit A.

     Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as Exhibit B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation’s principal offices.

     REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL NOT BE TRANSFERABLE AND SHALL BE SUBJECT TO REPURCHASE BY THE CORPORATION, AT THE EXERCISE PRICE PAID PER SHARE, UPON OPTIONEE’S TERMINATION OF SERVICE AS A MEMBER OF THE CORPORATION’S BOARD OF DIRECTORS. THE TERMS AND CONDITIONS OF SUCH REPURCHASE RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

     NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or in the attached Automatic Stock Option Agreement or the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation or the Corporation’s stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

     DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Automatic Stock Option Agreement.

DATED:                                        , 199

ADVANCED FIBRE COMMUNICATIONS, INC.

By:

Title:

OPTIONEE

Address:

ATTACHMENTS
EXHIBIT A - AUTOMATIC STOCK OPTION AGREEMENT
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

2.

EXHIBIT A

AUTOMATIC STOCK OPTION AGREEMENT

EXHIBIT B

PLAN SUMMARY AND PROSPECTUS